Income Tax	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Tax
The income tax provision for the year ended December 31, 2021 consists of the following:

Federal
Current	$—
Deferred	(240,421)
State
Current	—
Deferred	—
Change in valuation allowance	240,421

Income tax provision	$—

The Company’s net deferred tax assets (liabilities) as of December 31, 2021 is as follows:

Deferred tax assets:
Start-up costs	$215,597
Net operating loss carryforwards	42,000

Total deferred tax assets	257,597
Valuation allowance	(240,421)
Deferred tax liabilities:
Unrealized gain on investments	(17,176)

Total deferred tax liabilities	(17,176)

Deferred tax assets, net of allowance	$—

As of December 31, 2021, the Company has available U.S. federal operating loss carry forwards of approximately $200,000 that may be carried forward indefinitely.
In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2021, the change in the valuation allowance was $240,421.